Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:-	SUBSEQUENT EVENTS

a.	On January 4, 2024, the Company entered into a definitive securities purchase agreement for a private placement financing, led by leading U.S. life sciences-focused investors and certain existing investors. Under the securities purchase agreement, the investors purchased 3,143,693 of the Company’s Ordinary shares at a purchase price of $4.81 per share, pre-funded warrants to purchase up to 227,619 Ordinary shares at an exercise price of $0.0001 per share and warrants to purchase up to 3,371,312 Ordinary shares at an exercise price of $5.50 per share. The warrants expire upon the earlier of two years from the date of issuance and 10 trading days following the Company’s announcement of the positive recommendation by Data Safety Monitoring Board regarding the Company’s unblinded interim analysis in its SHIELD II Phase 3 trial of D-PLEX100 resulting in the stopping of the trial due to positive efficacy. The gross proceeds to the Company amounted to $16,216. Exercise of the warrants in full would result in an additional $18,542 in gross proceeds to the Company. The closing of the offering occurred on January 9, 2024.

b.	On January 14, 2024, the Company extended the lease agreement for one of its premises up until July 2027.